RE Juan De Campos

Lease Assignment

This Assignment is made on September 02, 2015 by 333 CU-1 LLC, POST OFFICE BOX 41-5941, MIAMI BEACH, Florida 33141 (Assignor), to GALLERY ART 333 LLC, 14819 SW 9 LN, MIAMI, Florida 33194 (Assignee).

For value received, Assignor assigns and transfers to Assignee that Lease, dated June 30, 2015, executed by Assignor as Lessee and by HD VIEW 306 INC, 333 NE 24 ST UNIT 100B (EAST SIDE), MIAMI, Florida 33137 regarding the property located at 333 NE 24 ST UNIT 100B, MIAMI, Florida 33137, hereinafter referred to as the Lease together with all his right, title, and interest in and to the lease and premises, subject to all the conditions and terms contained in the Lease, to have and to hold from September 01, 2015, until the present term of the Lease expires on June 29, 2016.

A copy of the Lease is attached hereto and made a part hereof by reference.

Assignor covenants that Assignor is the lawful and sole owner of the interest assigned hereunder; that this interest is free from all encumbrances; and that Assignor has performed all duties and obligations and made all payments required under the terms and conditions of the Lease.

Assignee agrees to pay all rent due after the effective date of this assignment, and to assume and perform all duties and obligations required by the terms of the Lease.

CONSENT OF LESSOR

I, HD VIEW 306 INC, Lessor named in the above assignment of lease, on September 02, 2015, consents to that assignment of the Lease executed by me on June 30, 2015. I also consent to the agreement by Assignee to assume after September 02, 2015, the payment of rent and performance of all duties and obligations as set forth in the Lease, and release 333 CU-1 LLC, Lessee and Assignor, from all duties and obligations under the Lease, including the payment of rent, after September 02, 2015, and accept Assignee as Lessee in the place of 333 CU-1 LLC, Lessee and Assignor.
Executed on the date first written above with intent to be legally bound.

ASSIGNOR

[signature]

333 CU-1 LLC

ASSIGNEE

[signature]

GALLERY ART 333 LLC,

COMMERCIAL LEASE

This Commercial Lease ("Lease") is made and entered into on this 23 day of May, 2013 (the "Effective Date"), by and between 333 CU-1 LLC, a Florida Corporation, hereinafter referred to as "LANDLORD," and HD VIEW 360 INC, a Florida Corporation, hereinafter referred to as "TENANT."

WITNESSETH:

That LANDLORD, for and in consideration of the rent herein agreed to be paid by TENANT, does hereby lease unto TENANT, and TENANT does hereby hire and take as TENANT under LANDLORD, the following described property located at 333 N.E. 24th street, unit 100B (east side) Miami, Florida (33137), to wit (the "Premises"):

> GALLERY ART CONDOUNIT 100B (east side) UNDIV 0.807990% INT IN COMMON ELEMENTS OFF THE PUBLIC RECORDS OF MIAMI-DADE COUNTY, FLORIDA.

to be used and occupied solely by TENANT in accordance with the terms and conditions hereof, for twelve (12) months, beginning on July 1st, 2014 ("the Effective Date") and ending on June 30th 2015 (the "Term"). TENANT shall have the right to renew the lease for an additional twelve (12) month period at the same terms and conditions except that the new Base Rental shall be increased by 5%.

RENT.

Base Rental: For the first year of the Lease Term, the initial Base Rental shall be $2,200.00 per month, plus additional Sales tax imposed by the State of Florida. Additionally Tenant shall be responsible for its own electricity, water, internet and telephone costs.

SECURITY DEPOSIT. Immediately upon execution of this Lease, TENANT shall be required to tender to LANDLORD a security deposit equal to $2,200.00 (the "Security Deposit"). TENANT shall also be required to pay the last month base Rent in advance plus taxes, immediately upon execution of this Lease. If any of the rents herein reserved or any other sum payable by TENANT to LANDLORD shall be overdue and unpaid or should LANDLORD make payments on behalf of TENANT, or should TENANT fail to perform any of the terms of this Lease, including damages that may occur to the Premises (that are in excess of ordinary wear and tear) due to TENANT'S negligence, then LANDLORD may, at its option, and without prejudice to any other available remedy, apply the last month's rent or so much thereof as necessary to compensate LANDLORD resulting from TENANT'S default. In such event, TENANT shall forthwith restore said last month's rent to the original sum deposited. LANDLORD shall not commingle the security deposit funds with those funds in the Landlord's primary bank account. Rather, LANDLORD shall maintain the security deposit funds in a separate non-interest bearing account for the benefit of the TENANT. Accordingly, TENANT shall not receive any interest on the security deposit.

PERSONAL GUARANTEE. "TENANT", in his personal capacity, shall serve as Guarantor for this agreement ("Guarantors"). Guarantor guarantee full, complete and due performance by TENANT of all the provisions, conditions, warranties, covenants and obligations contained in this agreement.

If TENANT fails to perform any of its obligations under this Agreement, or breaches any provision thereof, then, Guarantor do hereby undertake and guarantee to perform any obligation of TENANT under this agreement and shall indemnify LANDLORD against all loses, damages, costs and expenses incurred by LANDLORD by reason of TENANT'S non-compliance with this agreement

ADDRESS FOR RENTAL PAYMENTS. All rental payments shall be paid to 333 CU-1, LLC, Post Office Box 41-5941, Miami Beach, FL 33141, or at such other address as the LANDLORD may require by written notice to TENANT.

PARKING. During the Term, TENANT won't have the use of Parking Space.

SALE OR EXCHANGE. Nothing contained in this Lease shall in any manner restrict LANDLORD's right to sell, assign or encumber this Lease or the Premises. All rights and liabilities herein or imposed upon LANDLORD shall inure to the benefit of and bind LANDLORD's successors and assigns. In the event LANDLORD sells or transfers its interest in the Premises, or any interest therein, LANDLORD shall deliver the security deposit and any advance rentals paid by TENANT to the purchaser or transferee of LANDLORD's interest, and thereupon LANDLORD shall be discharged from any further obligation or liability with respect to such deposit or advance rentals and this Lease.

PERMITTED OCCUPANTS AND USE. The Premises shall be used exclusively as a commercial office for and solely by TENANT, and/or TENANT'S employees and shall not be occupied at any time by anyone other than Tenant. The TENANT and/or TENANT'S employees at all times during the tenancy shall: (a) comply with all obligations imposed upon tenants by applicable provisions of building, housing, and health codes; shall keep the Premises in good condition and repair, clean and sanitary; (b) remove from the Premises all garbage in a clean and sanitary manner; (c) keep all plumbing fixtures in the Premises or used by the TENANT and/or TENANT'S employees clean and sanitary; (d) use and operate in a safe and reasonable manner all electrical, plumbing, sanitary, heating, ventilating, air conditioning and other facilities; (e) not destroy, deface, damage, impair or remove any part of the Premises therein belonging to the LANDLORD nor permit any person to do so; and (f) shall conduct himself/herself in a manner that does not unreasonably disturb his neighbors or constitute a breach of the peace.

IMPROVEMENTS AND ALTERATIONS.
TENANT shall not make or permit to be made any alterations, additions, improvements or changes (hereinafter, collectively the "improvements") in or appurtenant to the Premises under any circumstances without the prior written consent of the LANDLORD. This prohibition shall extend without limitation to creating holes in walls or countertops,

changing or installing additional bolts or locks, installing lighting, ceiling fans or other fixtures, painting and wallpapering, removing or installing window tinting and affixing or attaching any tape, sign or decoration on or to a window or exterior door. If LANDLORD shall agree to any improvement of the Premises by TENANT, TENANT shall pay for all such improvements, and all such improvements shall, upon the making thereof, become the property of LANDLORD and remain a part of the Premises. However, TENANT shall not suffer or permit the filing of any mechanic's, materialmen's or other lien against the Premises. If any such lien is filed, TENANT shall immediately pay and discharge same of record.

TENANT TO TAKE GOOD CARE OF PREMISES. TENANT shall keep the Premises in a clean, safe and sanitary condition, wear and tear and casualty damage excepted, and shall permit no waste or injury to occur to the Premises and fixtures therein, or to any additions and improvements thereto. All damage caused by TENANT'S negligence or that of its agents, servants, employees or visitors shall be promptly repaired by TENANT at its sole cost and expense. In the event TENANT fails to comply with the foregoing provisions after reasonable notice was given, LANDORD shall have the right (but not the obligation) to enter the Premises and make all necessary repairs, at TENANT'S cost and expense, the same to be added to and be payable with the next monthly installment of base rent. TENANT shall be responsible to make (1) all repairs and maintenance to the Premises; (2) all repairs and maintenance to the plumbing, heating, lighting, ventilating and air conditioning systems of the Premises; and (3) all repairs and maintenance to the electrical service and distribution system serving the Premises; all to the extent that the Condominium Association is not responsible therefore. If the cost of the repairs for which TENANT is required to pay pursuant to the provisions of the immediately preceding sentence are recovered by LANDLORD from any insurance which LANDLORD may carry with respect to the Premises, the amount of the net proceeds recovered and applicable to such repair shall be applied to reduce or to reimburse TENANT for TENANT's actual repair costs. Notwithstanding anything contained in this Lease, TENANT shall not be responsible for replacement of any system in the Premises in excess of $1,000.00 in each instance.

HOLDING OVER AND SURRENDER. Unless LANDLORD agrees in writing to extend the Term of this Lease past the termination date, TENANT'S failure to surrender possession of the Premises past that date shall constitute an unlawful holding over of the Premises. Upon the expiration of the term hereof, TENANT shall peaceably surrender to LANDLORD the Premises and all furnishings and equipment therein belonging to LANDLORD in a state of cleanliness and good condition and repair, reasonable use and wear excepted.

ASSIGNMENTS AND SUBLEASES. TENANT shall not, without first obtaining the written consent of the LANDLORD, assign, mortgage, pledge, or encumber this Lease, in whole or in part, or sublet the Premises or any part of the Premises. This covenant shall be binding on the legal representatives of TENANT, and on every person to whom TENANT's interest under this Lease passes by operation of law.

COLLECTION OF RENT FROM ANY OCCUPANT. If the Premises are sublet or occupied by anyone other than TENANT, or if this Lease is assigned by TENANT, LANDLORD may collect rent from the assignee, sublessee, or occupant, and apply the net amount collected to the rent reserved here. No such collection shall be deemed a waiver of the covenant against assignment and subletting, or the acceptance of such assignee, sublessee, or occupant as TENANT, or a release of TENANT from further performance of the covenants contained in this Lease.

LANDLORD'S RIGHT TO INSPECTION, REPAIR, AND MAINTENANCE. LANDLORD may enter the Premises at any reasonable time, upon adequate notice to TENANT, except that no notice need be given in case of emergency, for the purpose of inspection or the making of repairs, replacements, or additions in, to, on and about the Premises or the building that LANDLORD deems necessary or desirable. TENANT shall have no claim or cause of action against LANDLORD by reason of LANDLORD's entry.

PERFORMANCE BY LANDLORD OF TENANT'S OBLIGATIONS. If TENANT fails to perform any obligation of TENANT under this Lease, LANDLORD may (but is not obligated to) perform it for him and charge TENANT the cost of its performance, plus fifteen percent (15%) thereof to cover LANDLORD's administrative and overhead expenses.

RISK OF LOSS; EXCULPATION. TENANT acknowledges that he/she has fully examined the Premises prior to occupancy and does hereby accept the Premises in the condition in which it exists on the date of execution of this Lease. TENANT assumes the risk for any and all loss or damage to the Premises and the fixtures and appurtenances on it, during the Term of this Lease, to agents, contractors, visitors, invitees or licensees. All such repairs shall be completed immediately by TENANT and to LANDLORD's satisfaction. TENANT further agrees to assume full responsibility and liability for, and to fully indemnify and hold LANDLORD harmless from, the acts or omissions of TENANT, his family, agents, contractors, visitors, invitees or licensees while they are in the Premises and adjacent areas.

DESTRUCTION. If the Premises is made untenantable by a fire or other casualty, LANDLORD may elect either to repair the damage so as to make the Premises tenantable again within ninety (90) days or to terminate this Lease. In the event that LANDLORD does not so elect to repair such damage, this Lease shall be deemed terminated as of the date of such casualty. TENANT'S rent shall be abated during the period the Premises is untenantable as a result of the casualty. If LANDLORD elects to repair, the expiration date of this Lease shall remain unchanged.

COMPLIANCE WITH RULES AND REGULATIONS. TENANT shall observe and comply with the rules and regulations of the building and the condominium association, which are made part of this Lease, and with any further reasonable rules and regulations that LANDLORD may prescribe, on written notice to the TENANT, for the safety, care, and cleanliness of the Premises and the comfort, quiet, and convenience of other occupants of the building.

LANDLORD'S RIGHT TO SHOW PREMISES. LANDLORD may show the Premises to prospective purchasers and mortgagees and, during the thirty six (36) months prior to termination of this Lease, and only 3 months prior to the termination of the lease to prospective tenants. In the event the premises are purchased by a new owner ("New Owner"), the "New Owner" shall take the premises subject to this Lease agreement.

RIGHT OF FIRST REFUSAL. In the event of any offer acceptable to LANDLORD, for the sale of the premises, LANDLORD shall prior to acceptance, give to TENANT written notice thereof and a copy of said offer; and TENANT shall have the option and right of first refusal for fifteen (15) days after receipt of such notice within which to elect to purchase the Premises on the terms of said offer. If TENANT shall elect to purchase the Premises pursuant to the option and first refusal herein granted, it shall give notice of such election within such fifteen (15) day period. TENANT'S failure at any time to exercise its option under this paragraph shall not affect this lease and the continuance of TENANT'S rights and options under this and any other paragraph herein.

TENANT'S CERTIFICATION AS TO FORCE AND EFFECT OF LEASE. TENANT shall, from time to time, on not less than ten (10) days prior written request by LANDLORD, execute, acknowledge, and deliver to LANDLORD a written statement certifying that: (a) the Lease is unmodified and in full force and effect or that the Lease is in full force and effect as modified and listing the instruments of modification; (b) the dates to which the rents and other charges have been paid; and (c) whether or not to the best of TENANT's knowledge LANDLORD is in default under this Lease and, if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Section may be relied on by a prospective purchaser of LANDLORD's interest or mortgagee of LANDLORD's interest or assignee of any mortgage on LANDLORD's interest in the Premises.

DEFAULT.

Events of Default. It shall be an event of default of this Lease if: (1) TENANT fails to pay the rent when due; (2) TENANT fails to timely comply with or observe any term or provision of this Lease; (3) TENANT fails to maintain the Premises as required by this Lease, the building or condominium association rules and regulations or applicable law; (4) TENANT fails to conduct himself/herself as required by this Lease, the building or condominium rules and regulations or applicable law; (5) TENANT defaults on any other financial obligation to LANDLORD; or (6) TENANT materially fails to comply with or observe reasonable rules and regulations promulgated by LANDLORD, or the building or condominium association.
Termination of Lease. Upon the occurrence of an event of default, LANDLORD shall notify TENANT of said event of default in writing and TENANT shall have ten (10) days to cure. If TENANT is unable to cure the default, LANDLORD has the right, if he/she so elects, to terminate the Lease. If the Lease is so terminated, LANDLORD shall give TENANT written notice of said election. TENANT's right of possession of the Premises shall terminate, however, said election by LANDLORD shall not result in a forfeiture of

rents due under the Lease or in a waiver of any promise, agreement or covenant of TENANT under the Lease.

Remedies of LANDLORD. Upon the occurrence of an event of default that TENANT is unable to cure within the ten (10) day period mentioned in the above paragraph, in addition to terminating the Lease, LANDLORD may elect to do any of the following: (1) collect the unpaid rent for the balance of the term; (2) recover possession of the Premises if the TENANT has surrendered possession of the Premises to LANDLORD or if the TENANT has abandoned the Premises; (3) institute an action for possession to recover possession, all rent due and all costs incurred; or (4) recover double the amount of rent due for the period during which the TENANT refuses to surrender possession after the Lease is terminated.

COSTS. TENANT shall pay upon demand all costs, expenses and attorneys' fees which may be incurred or expended by LANDLORD in enforcing or defending this Lease, whether or not suit is filed, before trial, at trial and on appeal of any lower court decision. All rights and remedies herein created for the benefit of LANDLORD are cumulative and resort to any remedy shall not prevent LANDLORD's resort to any other available remedy. No failure by LANDLORD to enforce its rights hereunder in one instance shall constitute a waiver of its right to do so in any other instance.

LATE CHARGE AND RETURNED CHECK CHARGE. LANDLORD reserves the right to impose a late charge, due on demand, equal to five percent (5%) of any installment of rent, not received within five (5) days after it is due. All checks returned by TENANT's Bank, for any reason, will incur an additional charge of $50.00 and a requirement that all future payment to be made in cashier checks or money order for the remainder of the lease.

LIABILITY. If TENANT consists of more than one person, each person shall be jointly and severally liable for the performance of TENANT's obligations, and a default by or notice to one of them shall constitute a default by or notice to all of them. This Lease shall be binding on TENANT's heirs, personal representatives, executors, successors and assigns. Furthermore, TENANT warrants and represents that this Lease has been signed by each occupant of the Premises over the age of majority.

EMINENT DOMAIN. If the Premises are wholly or partially taken by a governmental authority exercising the power of eminent domain and the taking makes the Premises untenantable, this Lease shall automatically terminate upon the date of such taking. TENANT hereby waives any claim to any part of any award or compensation paid in connection with a taking by eminent domain.

RADON GAS NOTIFICATION. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county health department.

NOTICES. All notices given hereunder shall be in writing and either hand delivered or sent by certified or registered mail, return receipt requested. All notices to TENANT shall be sent to the Premises and all notices to LANDLORD shall be sent to:

333 CU-1, LLC
Post Office Box 41-5941
Miami Beach, FL 33141

or at such other address as the LANDLORD may require by written notice to TENANT. If a notice is delivered by hand to LANDLORD, it must be delivered during normal business hours to the office of LANDLORD where rent is then payable and be duly receipted for by an officer of LANDLORD or its designated manager.

NO REPRESENTATIONS. TENANT acknowledges that neither LANDLORD nor any employee or agent of LANDLORD has made any promises, representations or warranties in connection with this Lease that are not contained in this Lease.

ENTIRE AGREEMENT. This Lease contains the entire and exclusive expression of the understanding of the parties, and may not be amended except in writing. Wherever the context so requires, the masculine gender shall include the feminine and the neuter, and the singular shall include the plural.

COUNTERPARTS. This Lease may be executed in counterpart, which taken together, shall be deemed an original but all of which taken together shall constitute one and the same instrument.

GOVERNING LAW; JURISDICTION; VENUE. This Lease shall be governed by and construed in accordance with the laws of the State of Florida. In any action or proceeding in connection with or to enforce this Lease, TENANT irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida, or the United States courts located within the State of Florida, in the county of Miami-Dade, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on it by sending a copy of the summons and complaint by internationally recognized courier to its address set forth herein (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent the LANDLORD from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

INVALID PROVISIONS. In the event that any one or more of the provisions of this Lease is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent

permitted by applicable law, TENANT hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A JURY TRIAL IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY SUCH LITIGATION IS ONE IN WHICH THE WAIVER OF A JURY TRIAL IS PROHIBITED, NEITHER PARTY SHALL PRESENT AS A NON COMPULSORY COUNTERCLAIM IN SUCH LITIGATION, ANY CLAIM ARISING OUT OF THIS LEASE. FURTHERMORE, NEITHER PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED. THE DEBTOR ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LANDLORD TO ENTER INTO THIS LEASE. THE TENANT REPRESENTS AND WARRANTS THAT THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN FREELY AND VOLUNTARILY MADE AFTER REVIEWING THE SAME WITH COUNSEL OF THE TENANT'S CHOICE.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

Witnesses for Landlord:

333 CU-1, LLC

A Florida corporation

____

Print Name: ______________________________

By: ______________________________

Print Name: SEBASTIEN STUDER

Title: Managing Member

Date: 5/29/2014

____

Print Name: ______________________________

Witnesses for Tenant:

HD VIEW 360 INC

A Florida corporation

____

By: ______________________________

Print Name: Dennis Mancino

Print Name: "TENANT"

Title: President

Date: 5/29/14

____

Print Name: ______________________________